UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

______________________

FORM 8-K

______________________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 17, 2021

______________________

U.S. Well Services, Inc.

(Exact name of registrant as specified in its charter)

______________________

Delaware	001-38025	81-1847117
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1360 Post Oak Boulevard
Suite 1800

Houston, TX 77056

(Address of principal executive offices)

(832) 562-3730

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report.)

______________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.0001 par value per share	USWS	NASDAQ Capital Market
Warrants	USWSW	NASDAQ Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 7.01	Regulation FD Disclosure.

On February 17, 2021, U.S. Well Services, Inc. (the “Company”) issued a press release announcing that a Nasdaq  Hearings Panel (the “Panel”) has granted the Company’s request for an extension of time to demonstrate compliance with the $1.00 minimum bid price requirement for continued listing on Nasdaq Stock Market LLC (“Nasdaq”) set forth in Nasdaq Listing Rule 5550(a)(2) (the “Minimum Bid Price Requirement”).  As a condition of the Panel’s decision, the Company is required to demonstrate compliance with the Minimum Bid Price Requirement by evidencing a closing bid price of at least $1.00 per share for a minimum of ten consecutive business days by June 7, 2021.  As of the close of business on February 16, 2021, the Company has demonstrated a closing bid price of at least $1.00 per share for seven consecutive trading days.

As previously announced, the Company received notice from Nasdaq on December 29, 2020, informing the Company that it had not regained compliance with the Minimum Bid Price Requirement, that it was not eligible for an additional 180 calendar day extension period to regain compliance and that the Nasdaq’s staff had determined to delist the Company’s common stock from Nasdaq.  The Company appealed the staff’s determination to the Panel, at which it requested continued listing on Nasdaq subject to an exception to the Minimum Bid Price Rule.

In accordance with General Instruction B.2 of Form 8-K, the foregoing information, including Exhibit 99.1, shall not be deemed “filed” for the purposes of Section 18 of the Exchange Act or otherwise subject to the liabilities of that section, nor shall such information and Exhibit 99.1 be deemed incorporated by reference in any filing under the Securities Act or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01Financial Statements and Exhibits.

(d)Exhibits.

Exhibit

NumberDescription

99.1	Press Release dated February 17, 2021.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

U.S. Well Services, Inc.

Dated: February 17, 2021	By:	/s/ Kyle O’Neill
	Name:	Kyle O’Neill
	Title:	Chief Financial Officer